Exhibit 99.1

Xylem Inc.
301 Water Street SE
Washington, DC 20003
Tel +1.202.869.9150

Contact:	Media	Investors
	Press Office	Michael Travers
	+1 (978) 704-5149	+1(724)772-1597
	PressOffice@xylem.com	Michael.Travers@xylem.com

Xylem Appoints Andrea van der Berg Chief Financial Officer

Washington, DC (August 18, 2026) – Xylem Inc. (NYSE: XYL), a leading global water solutions company, today announced that Andrea van der Berg has been appointed Executive Vice President and Chief Financial Officer, effective September 1, 2026. She will report to President and Chief Executive Officer Matthew Pine and join Xylem’s Executive Leadership Team. Van der Berg succeeds William "Bill" Grogan, who will depart the company to pursue another professional opportunity. Grogan will remain with Xylem through mid September to support a smooth transition.

"Andrea is a proven industrial finance leader whose experience spans business operations, capital allocation, value creation and engagement with the investment community," said Matthew Pine, President and Chief Executive Officer of Xylem. "Her deep knowledge of our business, international leadership experience and strong track record of execution position her well to help accelerate our priorities and deliver long-term value."

Van der Berg currently serves as Senior Vice President, Finance of Xylem's Water Infrastructure segment and brings more than 20 years of finance and business leadership experience. Over the course of her career, she has held roles spanning corporate finance, financial planning, investor relations, treasury and business operations, including 13 years at Honeywell in a variety of finance and business leadership positions.

"Bill has played an important role in strengthening Xylem's financial foundation and advancing the discipline, capabilities and performance that support our long-term strategy," Pine said. "We appreciate his many contributions to the company and thank him for his leadership and partnership. We wish him continued success in his next chapter."

The Company is reaffirming its third-quarter and full-year 2026 guidance issued on July 28, 2026.

About Xylem

Xylem (XYL) is a Fortune 500 global water solutions company that empowers customers and communities to build a more water-secure world. Our 22,000 employees delivered revenue of $9 billion in 2025, optimizing water and resource management with innovation and expertise. Join us at www.xylem.com and Let’s Solve Water.

Xylem uses our Investor Relations website, www.xylem.com/en-us/investors, as a means of disclosing information which may be of interest or material to our investors and for complying with disclosure obligations under Regulation FD. Accordingly, investors should monitor our Investor Relations website, in addition to following our press releases, SEC filings, public conference calls, webcasts, and social media.

Forward-Looking Statements

This press release contains “forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Generally, the words “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” "contemplate," "predict," “outlook,” “forecast,” “likely,” “believe,” “target,” “goal,” “objective,” “will,” “could,” “would,” “should,” "potential," "may" and similar expressions or their negative, may, but are not necessary to, identify forward-looking statements. By their nature, forward-looking statements address uncertain matters and include any statements that: are not historical, such as statements about our strategy, financial plans, outlook, objectives, plans, intentions or goals; or address possible or future results of operations or financial performance, including statements relating to orders, revenues, operating margins and earnings per share growth. Our forward-looking statements include statements regarding our outlook, possible future results of operations or financial performance, plans and expectations. These statements are subject to risks and uncertainties. For a discussion of the risks, uncertainties and assumptions that could affect our future events, developments or results, you should carefully review the “Business,” “Risk Factors” and “Management's Discussion and Analysis of Financial Condition and Results of Operations” sections in our Annual Report on Form 10-K for the year ended December 31, 2025, and in subsequent filings we make with the Securities and Exchange Commission. All forward-looking statements made herein are based on information currently available to us as of the date of this press release. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

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